UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                 000-07539                   13-2599131
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)            Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (609) 426-4666






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ITEM 7. STATEMENTS AND EXHIBITS.

(c)         The following exhibit is being filed or furnished with this report:

Exhibit 99.1 Text of press release issued by WindsorTech, Inc. dated February 4, 2004, titled "WindsorTech, Inc. Releases Preliminary Results For 4TH Quarter 2003" (solely furnished and not filed herewith, pursuant to Item 12).



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 4, 2004, WindsorTech, Inc. issued a press release relating to the results of its fourth quarter ended December 31, 2003. A copy of the text of the press release, entitled " WindsorTech, Inc. Releases Preliminary Results For 4TH Quarter 2003" is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: February 12, 2004                          By: /S/  Edward Cummings
                                                     --------------------------
                                                     Edward Cummings
                                                     Vice President, Secretary














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